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                                                                   Exhibit 4.01

                            [SILICON IMAGE LOGO]

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                         CUSIP 827057 10 2
                                                      SEE REVERSE FOR CERTAIN
                                                    DEFINITIONS AND RESTRICTIONS


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

- -----------------------------                      -----------------------------
- -----------------------------  SILICON IMAGE, INC. -----------------------------
- -----------------------------                      -----------------------------

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

    /s/ Daniel K. Atler         [SILICON IMAGE SEAL]      /s/ David D. Lee
SECRETARY AND CHIEF FINANCIAL                          CHAIRMAN, PRESIDENT AND
OFFICER                                                CHIEF EXECUTIVE OFFICER


                                        COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES L.L.C.
                                        TRANSFER AGENT AND REGISTRAR
                                        BY __________________________
                                              AUTHORIZED SIGNATURE
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                                  SILICON IMAGE, INC.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right
         or survivorship and not as
         tenants in common

                             UNIF GIFT MIN ACT-______ Custodian (until age_____)
                                               (Cust)
                                               ______ under Uniform Gifts
                                               (Minor)
                                               to Minors Act___________________
                                                                (State)

                              UNIF TRF MIN ACT-______ Custodian (until age_____)
                                               (Cust)
                                               ______ under Uniform Transfers
                                               (Minor)
                                               to Minors Act___________________
                                                                (State)

      Additional abbreviations may also be used though not in the above list.


For Value Received, ____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------
________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
of the Shares of capital stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________     By __________________________________________________


                           _____________________________________________________
                           NOTE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever. Signature(s) must be guaranteed.

Signature(s) Guaranteed


By ___________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.